SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                   Date of Report - April 30, 2004

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



       Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
 (Former name or former address, if changed since last report)

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Item 1.    Changes in Control of Registrant

           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not Applicable.

Item 3.    Bankruptcy or Receivership.

           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not Applicable.

Item 5.    Other Events.

           Not Applicable.

Item 6.    Resignations of Registrant's Directors.

           Not Applicable.

Item 7.    Financial Statements and Exhibits.

           (a)    Not Applicable.

           (b)    Not Applicable.

           (c)    Exhibit 99.1.

Item 8.    Change in Fiscal Year.

           Not Applicable.

Item 9.    Regulation FD Disclosure.

           On April 28, 2004, Union National Financial
           Corporation held its Annual Meeting of Shareholders at which time a presentation was given by the executive management team to review the 2003 financial results as well as future initiatives. The aforementioned presentation is attached as an exhibit to this Current Report on Form 8-K.

Item 10.   Amendments to the Registrant's Code of Ethics, or
           Waiver of a Provision of the Code of Ethics.

           Not Applicable.

Item 11.   Temporary Suspension of Trading Under Registrant's
           Employee Benefit Plans.

           Not Applicable.

Item 12.   Results of Operations and Financial Condition.

           Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: April 30, 2004         /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             President & Chief Executive Officer
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                            EXHIBIT INDEX

                                        Page Number in
Exhibit                                 Manually Signed Original

    9            2004 Annual Meeting of           5
                 Shareholders Presentation

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                          EXHIBIT 9

          2004 Annual Meeting of Shareholders Presentation
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